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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     June 17, 2002


                              JLG INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

                         Commission file number: 0-8454

                 PENNSYLVANIA                                  25-1199382
       (State or other jurisdiction of                      (I.R.S. Employer
        incorporation or organization)                     Identification No.)

       1 JLG DRIVE, MCCONNELLSBURG, PA                         17233-9533
   (Address of principal executive offices)                    (Zip Code)


               Registrant's telephone number, including area code:
                                 (7l7) 485-5161


                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 5.  Other Events.

A copy of the press release of JLG Industries, Inc. with respect to the sell of $175 million of Senior Subordinated Notes and the revision of its $275 million of Senior Credit Facilities is filed as Exhibit 99.1 hereto and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

          (c) Exhibits

              99.1 Text of the Company's press release dated June 17, 2002 with respect to the sell of $175 million of Senior Subordinated Notes and the revision of its $275 million of Senior Credit Facilities.



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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            JLG INDUSTRIES, INC.
                                            (Registrant)



Date: June 17, 2002                         /s/ James H. Woodward, Jr.
                                            --------------------------------
                                            James H. Woodward, Jr.
                                            Executive Vice President and
                                            Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------
99.1              Text of the Company's press release dated June 17, 2002 with respect to the sell of $175 million of Senior Subordinated
                  Notes and the revision of its $275 million of Senior Credit
                  Facilities.



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